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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549





                                   FORM 8K/A





                                 CURRENT REPORT





                    Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                               December 16, 1999





                          FIRST PLACE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          New Mexico                       0-25956                85-0317365
-------------------------------         ------------        -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          file number)        Identification No.)





100 East Broadway, Farmington, New Mexico                           87401
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Address of principal executive offices                            Zip Code



Registrant's telephone number, including area code:  (505) 324-9500

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ITEM 5.  OTHER EVENTS

         The news release dated December 16, 1999, announced the regular quarterly dividend of $.37 per share and a special dividend of $.37 per share payable on January 3, 2000 to shareholders of record as of December 31, 1999. The record date should have been reported as December 21, 1999, which is disclosed in the attached December 31, 1999 news release.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

         99.1  News release dated December 31, 1999.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FIRST PLACE FINANCIAL CORPORATION
                                       -------------------------------------
                                                   (Registrant)


Date:  December 31, 1999               /s/  James D. Rose
                                       -------------------------------------
                                       President and Chief Operating Officer





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